JANUS TWENTY FUND
                        SUPPLEMENT DATED OCTOBER 9, 1995
                      TO PROSPECTUS DATED FEBRUARY 15, 1995


     Effective November 1, 1995, Janus Twenty Fund (the "Fund") will open to new investors. Increased liquidity in the U.S. and foreign securities markets has eliminated the concerns which forced the Fund to close in 1993 and has presented the Fund with additional investment opportunities. In light of this, the Fund's Trustees determined that an increase in assets will not affect the Fund's ability to invest in accordance with its stated operating policies. Therefore, the Trustees concluded that it is in the Fund's best interest to open the Fund to new investors.

     The Fund reserves the right to close the Fund to new investors if additional cash flow is deemed detrimental to managing the Fund.